UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 30, 2020

Cole Credit Property Trust V, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55437	46-1958593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2398 East Camelback Road, 4th Floor, Phoenix, Arizona 85016

(Address of Principal Executive Offices)

(Zip Code)

(602) 778-8700

(Registrant’s telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On August 30, 2020, Cole Credit Property Trust V, Inc. (the “Company” or “CCPT V”), CIM Real Estate Finance Trust, Inc. (“CMFT”) and Thor V Merger Sub, LLC, a wholly owned subsidiary of CMFT (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Subject to the terms and conditions of the Merger Agreement, the Company will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger, such that following the Merger, the surviving entity will continue as a wholly owned subsidiary of CMFT. In accordance with the applicable provisions of the Maryland General Corporation Law (the “MGCL”), the separate existence of the Company shall cease at the effective time of the Merger. Substantially concurrently with the execution of the Merger Agreement, CMFT entered into merger agreements with each of Cole Office & Industrial REIT (CCIT II), Inc. (“CCIT II”, and such merger agreement, the “CCIT II Merger Agreement”) and Cole Office & Industrial REIT (CCIT III), Inc. (“CCIT III”, and such merger agreement together with the CCIT II Merger Agreement, the “Other Merger Agreements”), pursuant to which CCIT II and CCIT III will each be merged into wholly owned subsidiaries of CMFT (the “Other Mergers”). None of the Merger or the Other Mergers are contingent upon one another.

At the effective time of the Merger and subject to the terms and conditions of the Merger Agreement, each issued and outstanding share of the Company’s Class A common stock, $0.01 par value per share (“Class A Common Stock”), and Class T common stock, $0.01 par value per share (together with the Class A Common Stock, the “CCPT V Common Stock”), will be converted into the right to receive 2.691 shares of CMFT’s common stock, $0.01 par value per share (the “CMFT Common Stock”), subject to the treatment of fractional shares in accordance with the Merger Agreement (the “Merger Consideration”). At the effective time of the Merger and subject to the terms and conditions of the Merger Agreement, each issued and outstanding share of Class A Common Stock granted under the Company’s 2018 Equity Incentive Plan, whether vested or unvested, will be cancelled in exchange for an amount equal to the Merger Consideration.

The Merger Agreement contains customary representations, warranties and covenants, including covenants relating to the conduct of the Company and CMFT’s respective businesses during the period between the execution of the Merger Agreement and the completion of the Merger, subject to certain exceptions.

Pursuant to the terms of the Merger Agreement, during the period beginning on the date of the Merger Agreement and continuing until 11:59 p.m. New York City time on October 7, 2020 (the “Go Shop Period End Time”), the Company and its subsidiaries and representatives may initiate, solicit, provide information and enter into discussions concerning proposals relating to alternative business combination transactions. Following the Go Shop Period End Time, the Company and its subsidiaries and representatives may not solicit, provide information or enter into discussions concerning proposals relating to alternative business combination transactions, subject to certain limited exceptions set forth in the Merger Agreement.

The Merger Agreement also provides that prior to the Stockholder Approval (as defined herein), the Company’s board of directors may, under specified circumstances, make an Adverse Recommendation Change (as defined in the Merger Agreement), including withdrawing its recommendation of the Merger, subject to complying with certain conditions set forth in the Merger Agreement.

The Merger Agreement may be terminated under certain circumstances, including but not limited to, by either the Company or CMFT if the Merger has not been consummated on or before 11:59 p.m. New York time on May 30, 2021 (the “Outside Date”), if a final and non-appealable order is entered permanently restraining or otherwise prohibiting the transactions contemplated by the Merger Agreement, if the Stockholder Approval has not been obtained at the stockholders meeting to be called to consider the Merger or upon a material uncured breach of the respective obligations, covenants or agreements by the other party that would cause the closing conditions in the Merger Agreement not to be satisfied.

In addition, the Company may terminate the Merger Agreement in order to enter into an “Alternative Acquisition Agreement” with respect to a “Superior Proposal” (each as defined in the Merger Agreement) at any time prior to receipt by the Company of the Stockholder Approval pursuant to and subject to the terms and conditions of the

Merger Agreement. The Company may also terminate the Merger Agreement if CMFT amends the CCIT II Merger Agreement to increase the exchange ratio set forth therein to 1.562 shares (or more) of CMFT Common Stock for each share of CCIT II’s common stock.

CMFT may terminate the Merger Agreement at any time prior to the receipt of the Stockholder Approval, in certain limited circumstances, including upon (i) an Adverse Recommendation Change, (ii) a tender offer or exchange offer that is commenced which the Company’s board of directors fails to recommend against or (iii) a breach by the Company, in any material respect, of its obligations under the go shop or no solicitation provisions set forth in the Merger Agreement.

If the Merger Agreement is terminated because the Merger was not consummated before the Outside Date or because the Stockholder Approval was not obtained, and (i) an Acquisition Proposal (as defined in the Merger Agreement) has been publicly announced or otherwise communicated to the Company’s stockholders prior to the Stockholders Meeting (as defined in the Merger Agreement) and (ii) within 12 months after the date of such termination (A) the Company consummates or enters into an agreement (that is thereafter consummated) in respect of an Acquisition Proposal for 50% or more of the Company’s equity or assets or (B) the Company’s board of directors of recommends or fails to recommend against an Acquisition Proposal structured as a tender or exchange offer for 50% or more of the Company’s equity and such Acquisition Proposal is actually consummated, then the Company must pay CMFT a termination fee of $9,170,000 and up to $1,670,000 as reimbursement for CMFT’s Expenses (as defined in the Merger Agreement).

If the Merger Agreement is terminated in connection with the Company’s acceptance of a Superior Proposal or making an Adverse Recommendation Change, then the Company must pay to CMFT a termination fee of (i) $4,170,000 if such termination occurs no later than ten business days after the Go Shop Period End Time (or, in the event of timely delivery to CMFT of a Change Notice (as defined in the Merger Agreement), the end of the specified period for negotiations with CMFT following receipt of such Change Notice in accordance with the Merger Agreement) or (ii) $9,170,000 if such termination occurs thereafter and, in the case of clauses (i) and (ii), up to $1,670,000 as reimbursement for CMFT’s Expenses.

The obligation of each party to consummate the Merger is subject to a number of customary conditions, including receipt of the approval of the Merger (and of an amendment to the Company charter that is required to consummate the Merger) by holders of a majority of the outstanding shares of the CCPT V Common Stock entitled to vote thereon (the “Stockholder Approval”), delivery of certain documents and legal opinions, the truth and correctness of the representations and warranties of the parties (subject to the materiality standards contained in the Merger Agreement), the effectiveness of the registration statement on Form S-4 to be filed by CMFT to register the shares of the CMFT Common Stock to be issued as consideration in the Merger, and the absence of a CCPT V Material Adverse Effect or CMFT Material Adverse Effect (as each term is defined in the Merger Agreement).

The Merger is not subject to a financing condition. Until the effective time of the Merger, each of the Company and CMFT are permitted to declare and pay distributions in an amount less than or equal to an annual rate of five percent of its net asset value as of June 30, 2020, ratably over the calendar year.

The Merger Agreement provides that the CMFT board of directors will take such action as necessary to cause the Independent Directors (as defined in the charter of the Company) serving as members of the Company’s board of directors who do not otherwise serve on the CMFT board of directors to be elected to the CMFT board of directors effective as of the effective time of the Merger.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Merger Agreement has been included to provide stockholders with information regarding its terms and conditions, and is not intended to provide any factual information about the Company or CMFT. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the benefit of the parties to the Merger Agreement, and are not intended as statements of fact to be relied upon by the Company’s stockholders, but rather as a way of allocating the risk between the parties to the Merger Agreement in the event the statements therein prove to be inaccurate. Statements made in the Merger Agreement have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement attached hereto. Moreover, such statements may no longer be true as of a given date and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders. Accordingly, stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or CMFT. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

Termination Agreement

Concurrently with the entry into the Merger Agreement, the Company and Cole REIT Management V, LLC (the “Advisor”) entered into a letter agreement (the “Termination Agreement”). Pursuant to the Termination Agreement, the Advisory Agreement, dated as of March 17, 2014, by and between the Company and the Advisor (as amended, the “Advisory Agreement”) will be terminated at the effective time of the Merger. The Advisor also waived any “Subordinated Performance Fee” or “Disposition Fee” (each as defined in the Advisory Agreement) it otherwise would be entitled to pursuant to the Advisory Agreement related to the Merger. In the event that the Merger Agreement is terminated in accordance with its terms, the Termination Agreement will be automatically terminated.

The foregoing description of the Termination Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 30, 2020, the Company’s board of directors approved and adopted the Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”) to provide that (i) the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, will be the sole and exclusive forum for (A) any derivative action or proceeding brought on behalf of the Company, (B) any action asserting a claim of breach of any duty owed by a director or officer or other employee of the Company to the Company or its stockholders or asserting a claim of breach of any standard of conduct set forth in the MGCL, (C) any action asserting a claim against the Company or any director or officer or other employee of the Company arising pursuant to any provision of the MGCL, the charter of the Company or the bylaws of the Company, or (D) any action asserting a claim against the Company or any director or officer or other employee of the Company that is governed by the internal affairs doctrine and (ii) the United States District Court for the District of Maryland, Baltimore Division, will be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933.

The foregoing description of the Amended and Restated Bylaws is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On August 31, 2020, the Company, CMFT, CCIT II and CCIT III issued a joint press release announcing the execution of the Merger Agreement and the Other Merger Agreements as described in detail in Item 1.01 above. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

On August 31, 2020, a presentation prepared by the Company, CMFT, CCIT II and CCIT III containing certain information related to the proposed Merger and the Other Mergers was posted to CIM’s website: https://www.cimgroup.com/investment-strategies/individual/for-shareholders. A copy of the presentation is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), the information in this Item 7.01 disclosure, including Exhibits 99.1 and 99.2, and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 8.01	Other Events.

Suspension of Distribution Reinvestment Plan

In connection with the transactions contemplated herein, on August 30, 2020, the Company’s board of directors approved the suspension of the Company’s second amended and restated distribution reinvestment plan (“DRIP”), and, therefore, further distributions will be paid in cash to all stockholders unless and until the DRIP is reinstated.

Suspension of Share Redemption Program

In connection with the transactions contemplated herein, on August 30, 2020, the Company’s board of directors approved the suspension of the Company’s share redemption program (“SRP”), and, therefore, no further shares will be redeemed from the Company’s stockholders unless and until the SRP is reinstated.

ADDITIONAL INFORMATION ABOUT THE MERGER

In connection with the proposed Merger, CMFT intends to file a registration statement on Form S-4 with the SEC that will include a proxy statement of the Company and will also constitute a prospectus of CMFT. This communication is not a substitute for the registration statement, the proxy statement/prospectus or any other documents that will be made available to the stockholders of the Company. In connection with the proposed Merger, the Company intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A relating to a special meeting of its stockholders. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE RELEVANT PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Stockholders of the Company will be able to obtain such documents free of charge at the SEC’s website, www.sec.gov, or through CIM’s website at https://www.cimgroup.com/investment-strategies/individual/for-shareholders, as they become available. Such documents are not currently available.

PARTICIPANTS IN SOLICITATION RELATING TO THE MERGER

The Company and CMFT and their respective directors and executive officers, as well as certain affiliates of CIM Group, LLC serving as their external advisors, may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed Merger between the Company and CMFT. Information regarding the directors, executive officers and external advisors of each of the Company and CMFT is contained in the Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC by each entity on March 30, 2020, as amended on April 27, 2020. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement of the Company regarding its proposed Merger with CMFT when it becomes available.

NO OFFER OR SOLICITATION

This communication does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities or a solicitation of a proxy or of any vote or approval. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. This communication may be deemed to be solicitation material in respect of the proposed Merger.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements can generally be identified as forward-looking because they include words such as “believes,” “anticipates,” “expects,” “would,” “could,” or words of similar meaning. Statements that describe future plans and objectives are also forward-looking statements. These statements are based on the current expectations of management for the Company and CMFT and on currently available industry, financial and economic data. Actual results may vary materially from those expressed or implied by the forward-looking statements, which are subject to a number of risks and uncertainties, many of which are out of the control of such companies, including, but not limited to, those associated with the risk that the Merger or any of the Other Mergers will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the failure to satisfy the conditions to the consummation of the proposed Merger, including the approval of the stockholders of the Company; the ability of CMFT to achieve the expected cost synergies or to engage in any liquidity event or public offering; the disruption of management’s attention from ongoing business operations due to the proposed Merger; the availability of suitable investment or disposition opportunities; the impact of the COVID-19 pandemic on the operations and financial condition of each of the Company and CMFT and the real estate industries in which they operate, including with respect to occupancy rates, rent deferrals and the financial condition of their respective tenants; general financial and economic conditions, which may be affected by government responses to the COVID-19 pandemic; legislative and regulatory changes; and other factors, including those set forth in the section entitled “Risk Factors” in the Company’s and CMFT’s most recent Annual Reports on Form 10-K, as amended, and Quarterly Reports on Form 10-Q filed with the SEC, and other reports filed by the Company and CMFT with the SEC, copies of which are available on the SEC’s website, www.sec.gov. Forward-looking statements are not guarantees of performance or results and speak only as of the date such statements are made. Except as required by law, none of the Company or CMFT undertakes any obligation to update or revise any forward-looking statement in this communication, whether to reflect new information, future events, changes in assumptions or circumstances or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 30, 2020, by and among CIM Real Estate Finance Trust, Inc., Thor V Merger Sub, LLC and Cole Credit Property Trust V, Inc.*

3.1	Amended and Restated Bylaws of Cole Credit Property Trust V, Inc.

10.1	Termination Letter Agreement, dated as of August 30, 2020, by and between Cole Credit Property Trust V, Inc. and Cole REIT Management V, LLC.

99.1	Joint Press Release, dated August 31, 2020.

99.2	Presentation, dated August 2020.

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLE CREDIT PROPERTY TRUST V, INC.

Date: August 31, 2020	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer (Principal Financial Officer)